UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

ALTIMETER GROWTH CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39573	98-1554598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Media Close, #01-03/06 Singapore	138492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65-9684-1256

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	AGCUU	NASDAQ Capital Market
Class A ordinary shares included as part of the units	AGC	NASDAQ Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AGCWW	NASDAQ Capital Market

(1)

On December 1, 2021, Altimeter Growth Corp. filed the Notification of Removal from Listing and Registration of Securities Pursuant to Section 12(d) of the Securities Exchange Act of 1934 on Form 25, and the securities listed below have been delisted from the NASDAQ Capital Market and deregistered under Section 12(b) of the Securities Exchange Act of 1934 as of December 1, 2021.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 1, 2021, Altimeter Growth Corp. (“AGC”) merged with and into J2 Holdings Inc. (the “Company”), with the Company continuing as the surviving corporation pursuant to that certain Business Combination Agreement, dated as of April 12, 2021, as amended from time to time, by and among the Company, AGC, Grab Holdings Limited, J3 Holdings Inc. and Grab Holdings Inc. The combined company is operating under the name “J2 Holdings Inc.,” which is a wholly-owned subsidiary of Grab Holdings Limited.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Management of the Company, successor by merger to AGC, has re-evaluated AGC’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A ordinary shares, par value $0.0001 per share ( “AGC Shares”), sold in AGC’s initial public offering (the “IPO”) on October 5, 2020. Historically, a portion of AGC Shares was classified as permanent equity to maintain shareholders’ equity greater than $5 million on the basis that AGC would not redeem AGC Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in AGC’s amended and restated memorandum and articles of association (the “Charter”). Pursuant to such re-evaluation, the Company’s management has determined that AGC Shares include certain provisions that require classification of all of AGC Shares as temporary equity regardless of the net tangible assets redemption limitation contained in the Charter.

Therefore, on December 9, 2021, the Company’s management concluded that AGC’s previously issued (i) audited balance sheet as of October 5, 2020, included in Exhibit 99.1 to AGC’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 9, 2020, (ii) audited financial statements on Form 10-K for the annual period ended December 31, 2020, as previously restated in AGC’s Annual Report on Form 10-K/A for the annual period ended December 31, 2020 filed with the SEC on May 18, 2021, (iii) unaudited interim financial statements included in AGC’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021, (iv) unaudited interim financial statements included in AGC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021 and (v) unaudited interim financial statements included in AGC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 10, 2021 (collectively, the “Affected Periods”), should be restated to report all AGC Shares as temporary equity and should no longer be relied upon. As such, the Company intends to restate AGC’s financial statements for the Affected Periods in an amendment to AGC’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 to be filed with the SEC (the “Q3 Form 10-Q/A”), except for the annual period ended December 31, 2020 which will be restated in an amendment to AGC’s Form 10-K for the annual period ended December 31, 2020 to be filed with the SEC (the “2020 Form 10-K/A”) as described therein.

The above changes did not have any impact on its cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”).

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be addressed in the 2020 Form 10-K/A and the Q3 Form 10-Q/A.

Mr. Artawat Udompholkul (also known as John Cordova), an authorized officer of the Company, has discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown PC.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, J2 Holdings Inc., as successor by merger to Altimeter Growth Corp., has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2021

J2 HOLDINGS INC. (as successor by merger to Altimeter Growth Corp.)

By:	/s/ Artawat Udompholkul
Name:	Artawat Udompholkul (also known as John Cordova)
Title:	Authorized Officer